UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2012

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Determination of Cash Bonus Awards or Variable Consulting Fees for Fiscal Year 2011

On March 13, 2012, the Compensation Committee of the Board of Directors of EPAM Systems, Inc. (“EPAM”) approved cash annual bonus awards or variable consulting fees for EPAM’s named executive officers for the fiscal year ended December 31, 2011.   Other compensation for fiscal year 2011 was previously reported by EPAM in the Summary Compensation Table beginning on page 102 of Amendment No. 6 on Form S-1, filed January 23, 2012 (the “Registration Statement”) and the Prospectus filed February 9, 2012.  As of the filing of the Registration Statement and Prospectus, cash bonuses or variable consulting fees for named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Registration Statement and Prospectus.  Pursuant to Item 5.02(f) of Form 8-K, the cash bonus awards and variable consulting fees for the named executive officers for fiscal year 2011 are set forth below.

Name and Principal Position	2011 Bonus or Variable Consulting Fee	2011 Total Compensation
Arkadiy Dobkin, Chief Executive Officer and President	$ 490,000	$ 750,000
Ilya Cantor, Vice President, Chief Financial Officer and Treasurer	$ 220,000	$ 460,000
Karl Robb, President of EU Operations and Executive Vice President	$ 350,000(1)	$ 623,969
Balazs Fejes, Chief Technology Officer	$ 250,000(1)	$ 564,582
Ginger Mosier, Vice President, General Counsel and Corporate Secretary	$ 75,000	$ 263,333

(1)
These amounts reflect the variable consulting fees that were paid directly to Landmark Business Development Limited, Mr. Robb’s direct employer, and Redlodge Holdings Limited, Mr. Fejes’ direct employer.

The Compensation Committee also approved on March 13, 2012 the base salaries, and/or fixed consulting fees for EPAM’s named executive officers in 2012 and these amounts are set forth in the table below.

Name and Principal Position	2012 Base Salary or Fixed Consulting Fee
Arkadiy Dobkin, Chief Executive Officer and President	$ 300,000
Ilya Cantor, Vice President, Chief Financial Officer and Treasurer	$ 240,000
Karl Robb, President of EU Operations and Executive Vice President	$ 268,866(1)
Balazs Fejes, Chief Technology Officer	$ 298,096(2)
Ginger Mosier, Vice President, General Counsel and Corporate Secretary	$ 198,000

(1)
This amount reflects the fixed consulting fee expected to be paid directly to Landmark Business Development Limited, Mr. Robb’s direct employer, for his service to EPAM as a consultant in 2012.  Expressed in local currency, Mr. Robb’s fixed consulting fee is comprised of 204,921 euros and 11,746,586 Belarusian rubles.

(2)
This amount includes both the base salary Mr. Fejes is expected to receive directly from the company in his role as an employee and the fixed consulting fee expected to be paid directly to Redlodge Holdings Limited, Mr. Fejes’ direct employer, for his service to EPAM as a consultant in 2012.  Expressed in local currency, the amount of Mr. Fejes’ base salary and fixed consulting fee is comprised of 82,104 euros, 176,400 Swiss Francs and 120,000 Hungarian forints.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM Systems, Inc.

Date:	March 19, 2012	By:	/s/ Ginger Mosier
			Name:	Ginger Mosier
			Title:	Vice President, General Counsel and Coporate Secretary